Exhibit 99.2

Nature’s Miracle Holding Inc. Announces Closing of $3.0 Million Public Offering

Ontario, California, November 12, 2024 – Nature’s Miracle Holding Inc. (NASDAQ: NMHI) (“Nature’s Miracle” or the “Company”), today closed its previously announced underwritten public offering of (a) 25,133,631 units (the “Units”), with each Unit consisting of (i) one share of common stock, par value $0.0001 per share (the “Common Stock”), (ii) one Series A Warrant to purchase one share of Common Stock (the “Series A Warrant”), and (iii) one Series B Warrant to purchase such number of shares of Common Stock as determined on the Reset Date (as defined in the Series B Warrant) (the “Series B Warrant”), at a public offering price of $0.1118 per Unit and (b) 1,700,000 pre-funded units (the “Pre-Funded Units”), with each Pre-Funded Unit consisting of (i) one pre-funded warrant exercisable for one share of Common Stock, (ii) one Series A Warrant, and (iii) one Series B Warrant, at a public offering price of $0.1117 per Pre-Funded Unit, for the aggregate gross proceeds of approximately $3 million, prior to deducting underwriting discounts and other offering expenses.

D. Boral Capital LLC (“D. Boral Capital”) acted as the sole book running manager for the offering. Sichenzia Ross Ference Carmel LLP acted as legal counsel to the Company, and Lucosky Brookman LLP acted as legal counsel to D. Boral Capital.

The offering was conducted pursuant to the Company’s registration statement on Form S-1, as amended on November 6, 2024 (File No. 333-282487), which was initially filed on October 3, 2024 with the Securities and Exchange Commission (the “SEC”) and was declared effective by the SEC on November 7, 2024 and the second registration statement on Form S-1 (File No. 333-283079) filed with the SEC on November 7, 2024. A final prospectus relating to the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus relating to this offering may be obtained from D. Boral Capital LLC, 590 Madison Avenue, 39th Floor, New York, NY 10022, Attention: Syndicate Department, or via email at syndicate@dboralcapital.com or telephone at (212) 404-7002.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Nature’s Miracle Holding Inc.

Nature’s Miracle (www.Nature-Miracle.com) is a growing agriculture technology company providing equipment and services to growers in the Controlled Environment Agriculture (“CEA”) industry which also includes vertical farming in North America. Nature’s Miracle offers hardware to design, build and operate various indoor growing settings including greenhouse and indoor-growing spaces. Nature’s Miracle, through its two wholly-owned subsidiaries (Visiontech Group, Inc. and Hydroman, Inc.), provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America. Nature’s Miracle has also developed a robust pipeline to build commercial-scale greenhouse in the U.S. and Canada to meet the growing needs of fresh and local vegetable products. Nature’s Miracle has established its first manufacturing footprint in North America with its grow-light assembly plant in Manitoba, Canada and is expected to set up additional manufacturing/assembly facilities in North America.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “will,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example: the intended use of proceeds from the offering; successful launch and implementation of NMHI’s joint projects with manufacturers and other supply chain participants of steel, rubber and other materials; changes in NMHI’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; NMHI’s ability to develop and launch new products and services; NMHI’s ability to successfully and efficiently integrate future expansion plans and opportunities; NMHI’s ability to grow its business in a cost-effective manner; NMHI’s product development timeline and estimated research and development costs; the implementation, market acceptance and success of NMHI’s business model; developments and projections relating to NMHI’s competitors and industry; and NMHI’s approach and goals with respect to technology. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing views as of any subsequent date, and no obligation is undertaken to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: the ability to maintain the listing of the Company’s shares on Nasdaq; changes in applicable laws or regulations; the effects of the COVID-19 pandemic on NMHI’s business; the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which NMHI operates; the risk that NMHI and its current and future collaborators are unable to successfully develop and commercialize NMHI’s products or services, or experience significant delays in doing so; the risk that the Company may never achieve or sustain profitability; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that NMHI is unable to secure or protect its intellectual property; the possibility that NMHI may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in NMHI’s filings from time to time with the Securities and Exchange Commission.